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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-36953) of Horizon Health Corporation of our report dated June 4, 2002 relating to the financial statements of Horizon Health Corporation Employees Savings and Profit Sharing Plan, which appear in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Dallas, Texas
June 10, 2002